Exhibit 99.20

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  OCTOBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-8

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 8-A1......$         0.70053547   Class 8-A15....$       50.45984891
     Class 8-A2......$        19.29940850   Class 8-A16....$       11.25295382
     Class 8-A3......$         0.00000000   Class 8-A17....$        0.00000000
     Class 8-A4......$         0.00000000   Class 8-A18....$        0.00000000
     Class 8-A5......$         0.00000000   Class 8-A19....$        0.00000000
     Class 8-A6......$         0.00000000   Class 8-PO.....$        0.81807505
     Class 8-A7......$         2.25790991   Class 8-M......$        0.70050978
     Class 8-A8......$         9.21672491   Class 8-B1.....$        0.70050830
     Class 8-A9......$         0.00000000   Class 8-B2.....$        0.70050811
     Class 8-A10.....$         0.00000000   Class 8-B3.....$        0.70051077
     Class 8-A11.....$         0.00000000   Class 8-B4.....$        0.70050552
     Class 8-A12.....$         0.00000000   Class 8-B5.....$        0.70051312
     Class 8-A13.....$         0.00000000   Class 8-R......$       11.20000000
     Class 8-A14.....$        50.45984923   Class 8-RL.....$        0.00000112

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 8-A1......$         0.63397505   Class 8-A14....$       45.66547546
     Class 8-A2......$        17.46570152   Class 8-A15....$       45.66547517
     Class 8-A3......$         0.00000000   Class 8-A16....$       10.18376976
     Class 8-A4......$         0.00000000   Class 8-A17....$        0.00000000

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     Class 8-A5......$         0.00000000   Class 8-A18....$        0.00000000
     Class 8-A6......$         0.00000000   Class 8-A19....$        0.00000000
     Class 8-A7......$         2.04337768   Class 8-PO.....$        0.74034676
     Class 8-A8......$         8.34101036   Class 8-M......$        0.00000000
     Class 8-A9......$         0.00000000   Class 8-B1.....$        0.00000000
     Class 8-A10.....$         0.00000000   Class 8-B2.....$        0.00000000
     Class 8-A11.....$         0.00000000   Class 8-B3.....$        0.00000000
     Class 8-A12.....$         0.00000000   Class 8-B4.....$        0.00000000
     Class 8-A13.....$         0.00000000   Class 8-B5.....$        0.00000000
                                            Class 8-R......$       10.13584727
                                            Class 8-RL.....$        0.00000101

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 8-A1......$         6.04166676   Class 8-A15....$        7.76783360
     Class 8-A2......$         6.04166654   Class 8-A16....$        6.04166666
     Class 8-A3......$         5.62500000   Class 8-A17....$        5.93750000
     Class 8-A4......$         5.62500038   Class 8-A18....$        0.05416667
     Class 8-A5......$         5.62500000   Class 8-A19....$        0.05000000
     Class 8-A6......$         6.04166651   Class 8-M......$        6.04166710
     Class 8-A7......$         6.04166667   Class 8-B1.....$        6.04166562
     Class 8-A8......$         6.04166673   Class 8-B2.....$        6.04166800
     Class 8-A9......$         0.00000000   Class 8-B3.....$        6.04166800
     Class 8-A10.....$         0.00000000   Class 8-B4.....$        6.04166556
     Class 8-A11.....$         6.04166643   Class 8-B5.....$        6.04165414
     Class 8-A12.....$         6.04166553   Class 8-R......$        6.00000000
     Class 8-A13.....$         6.04166678   Class 8-RL.....$        6.00000000
     Class 8-A14.....$         5.62500016   Class 8-S......$        0.53773630

     iv)  Accrual Amount:

          Class 8-A9 Certificates.......................   $   25,683.13
          Class 8-A10 Certificates .....................   $   70,874.79


     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:...$          30,677.04

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:.....$     497,594,927.05

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          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:...............               1,638

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                         Class Certificate        Single
                                         Principal Balance  Certificate Balance
                                         -----------------  -------------------

          Class 8-A1.....................$   18,549,995.96     $      999.30
          Class 8-A2.....................$   13,081,565.19     $      980.70
          Class 8-A3.....................$   29,292,000.00     $    1,000.00
          Class 8-A4.....................$   13,131,000.00     $    1,000.00
          Class 8-A5.....................$   18,652,000.00     $    1,000.00
          Class 8-A6.....................$   21,902,000.00     $    1,000.00
          Class 8-A7.....................$   99,369,125.72     $      997.74
          Class 8-A8.....................$   54,493,080.13     $      990.78
          Class 8-A9.....................$    4,276,683.13     $    1,006.04
          Class 8-A10....................$   11,801,874.79     $    1,006.04
          Class 8-A11....................$   21,579,000.00     $    1,000.00
          Class 8-A12....................$    4,212,068.52     $    1,000.00
          Class 8-A13....................$   29,722,000.00     $    1,000.00
          Class 8-A14....................$   26,624,894.08     $      949.54
          Class 8-A15....................$    6,426,699.49     $      949.54
          Class 8-A16....................$   76,947,162.50     $      988.75
          Class 8-A17....................$   30,000,000.00     $    1,000.00
          Class 8-A18....................$   30,000,000.00     $    1,000.00
          Class 8-A19....................$   30,000,000.00     $    1,000.00
          Class 8-PO.....................$      460,925.04     $      999.18
          Class 8-M......................$    7,762,558.44     $      999.30
          Class 8-B1.....................$    4,757,664.88     $      999.30
          Class 8-B2.....................$    3,756,366.79     $      999.30
          Class 8-B3.....................$    2,504,244.52     $      999.30
          Class 8-B4.....................$      751,173.43     $      999.30
          Class 8-B5.....................$    1,752,814.08     $      999.30
          Class 8-R......................$           49.44     $      988.80
          Class 8-RL.....................$           49.44     $      988.80
          Class 8-S......................$  469,948,112.63     $      992.55

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value...................................$                0.00
          unpaid principal balance.....................$                0.00
          number of related mortgage loans.............                    0

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     ix)  The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                         Number      14    Principal Balance $  4,316,119.84
               (2)  60-89 days
                         Number       0    Principal Balance $          0.00
               (3)  90 days or more
                         Number       0    Principal Balance $          0.00

          (b)  in foreclosure
                         Number       0    Principal Balance $          0.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                           $           0.00  $          0.00

     xi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                           $           0.00  $          0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 8-A14 Certificates:.........6.750000%
          Class 8-A15 Certificates:.........9.321400%
          Class 8-S Certificates:...........0.341500%

     xiii) Senior Percentage for such Distribution Date: .......... 95.74589400%

     xiv) Category B Group I Senior Percentage for such Distribution
          Date: ................................................... 90.00000000%

     xv)  Category B Group II Senior Percentage for such Distribution
          Date: ................................................... 10.00000000%

     xvi) Senior Prepayment Percentage for such Distribution Date: 100.00000000%

     xvii) Category B Group I Senior Prepayment Percentage for
          such Distribution Date: .................................100.00000000%

     xviii) Junior Percentage for such Distribution Date: .........  4.25410600%

     xix) Junior Prepayment Percentage for such Distribution Date:   0.00000000%